ACCUMULATED OTHER COMPREHENSIVE INCOME/LOSS - Components of accumulated other comprehensive loss included in stockholders equity and related tax effects (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Jun. 30, 2014
Accumulated Other Comprehensive Income (Loss), Net Of Tax [Abstract]
Net unrealized loss on securities available-for-sale	$ (300)	$ (362)
Tax effect	102	125
Accumulated other comprehensive loss	$ (198)	$ (237)